United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1933

                      Date of Report:  September 24, 2002 .

                       Commission File Number:  000-28429

                               EWORLD TRAVEL CORP.

Nevada                                                                68-0423301
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)

34700 Sepulveda Avenue,  Capistrano  Beach  CA                             92624
(Address  of  principal  executive  offices)                         (Zip  Code)

Registrant's  telephone  number,  including  area  code:         (949)  248-1765

Securities  registered  pursuant  to  Section  12(b)  of  the  Act:         None

Securities  registered  pursuant  to  Section  12(g)  of  the  Act: Common Stock

     ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT.  None.

     ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.  None.

     ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.  None.

     ITEM.  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.  None.

     ITEM  5.  OTHER  EVENTS.

     On  September  18,  2002,  a  10  to  1  reverse  split  took  affect.

     On September 23, 2002, the Company filed its Definitive 14C Information Statement disclosing the name change from eWorld Travel, Inc. to GYK Ventures, Inc. The name change is do to conflict recently discovered with another, non-affiliated company.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

                               EWORLD TRAVEL CORP.


/s/Gerald  Yakimishyn                                             /s/Dan Sifford
Gerald  Yakimishyn                                                   Dan Sifford
President/Director                                           Secretary/Treasurer

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